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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 18, 2002
                                                  ----------------


                            PS Business Parks, Inc.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)

         California                   1-10709                95-4300881
         ----------                   -------                ----------
(State or Other Jurisdiction of   (Commission File         (IRS Employer
       Incorporation)                  Number)           Identification No.)

701 Western Avenue, Glendale, California                    91201-2397
----------------------------------------                    ----------
   (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code       (818) 244-8080
--------------------------------------------------       --------------

                                Not Applicable
                                --------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events
         ------------

     PS Business Parks, Inc. (the "Company") is filing this Current Report on Form 8-K for the sole purpose of filing as an exhibit hereto a consent of its independent auditors, which consent is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c)  Exhibits

             Exhibit 23.1 - Consent of Independent Auditors.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PS BUSINESS PARKS, INC.

                              By:  /s/ Jack Corrigan
                                 -------------------------------------------
                                  Jack Corrigan
                                  Vice President and Chief Financial Officer


Date:  January 18, 2002

                                      -2-
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                                INDEX TO EXHIBITS


Exhibit 23.1 -    Consent of Independent Auditors.